UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2017

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2017, Manitex International, Inc. (the “Company”), appointed Steve Kiefer as President and Chief Operating Officer of the Company, effective December 12, 2017.

Mr. Kiefer, 51, has served as President, North America of the Company since September 2017. He previously served as our Executive Vice President of Sales & Marketing from January 2016 to August 2017, and President of Manitex Sabre (one of our subsidiaries) during 2015. Prior to joining our company, Mr. Kiefer served as VP of Sales for Pettibone Heavy Equipment Group, a privately held group of heavy equipment companies, from September 2010 to April 2015. Mr. Kiefer additionally spent over 10 years at Hendrickson International, where he held numerous senior-level positions in new product development, program management, and sales & marketing. He was also president of Intellitec Products for three years, a manufacturer of electronic systems for the mobile vehicle and equipment sectors. He began his career at Eaton Corp, a public company, where he spent seven years in various new product development roles, playing a key role in the growth of the Eaton Supercharger Division. Mr. Kiefer has his Bachelor of Science in Mechanical Engineering from Valparaiso University, and his Master of Business Administration from Western Michigan University.

In connection with his appointment as President and Chief Operating Officer of the Company, Mr. Kiefer will receive an increase in base salary from $225,000 to $250,000 annually, effective January 1, 2018. The other terms and conditions of Mr. Kiefer’s existing employment arrangements with the Company will not change.

There are no arrangements or understandings required to be disclosed pursuant to Item 401(b) of Regulation S-K or family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Similarly, there are no transactions with related persons required to be disclosed pursuant to Item 404(a) of Regulation S-K involving Mr. Kiefer.

On December 13, 2017, the Company issued a press release announcing Mr. Kiefer’s appointment. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated December 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chief Executive Officer

Date: December 13, 2017